EXHIBIT 99.1

Hughes Supply, Inc.                                   [Hughes Supply, Inc. logo]
Corporate Office
One Hughes Way
Orlando, FL 32805

News Release

For Immediate Release                               Investor Relations Contact:
February 14, 2006                                   Jennifer Noda
                                                    Investor Relations Analyst
                                                    (407) 822-2815


                   HUGHES SUPPLY, INC. ANNOUNCES EXPIRATION OF
                        HART-SCOTT-RODINO WAITING PERIOD


Hughes Supply, Inc. (NYSE:HUG) Orlando, Florida

           Hughes Supply, Inc., a leading distributor of construction, repair and maintenance-related products, announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, relating to the proposed acquisition of Hughes Supply by The Home Depot(R), expired on February 13, 2006.

           The transaction remains subject to various closing conditions, including the approval of Hughes Supply shareholders. Upon receipt from the Securities and Exchange Commission, the Company will respond to comments related to its preliminary proxy statement filed on January 27, 2006. The Company will file a definitive proxy statement as soon as all comments have been cleared.

           Additionally, and in connection with its fourth quarter and fiscal year 2006 results, Hughes will issue a press release on Wednesday, March 8, 2006.

About Hughes Supply, Inc.
-------------------------

           Hughes Supply, Inc., founded in 1928, is one of the nation's largest diversified wholesale distributors of construction, repair and maintenance-related products, with over 500 locations in 40 states. Headquartered in Orlando, Florida, Hughes employs approximately 9,600 associates and generated annual revenues of $4.4 billion for its fiscal year ended January 31, 2005. Hughes is a Fortune 500 company and was named the #1 Most Admired Company in America in the Wholesalers: Diversified Industry segment by FORTUNE Magazine. For additional information on Hughes Supply, you may visit www.hughessupply.com.

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Except for historical information, all other information discussed in this news release consists of forward-looking statements under the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believe", "anticipate", "estimate", "expect", "may", "will", "should", "plan", "intend", "project", and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be different from any future results, performance, and achievements expressed or implied by these statements. These risks and uncertainties include, but are not limited to, the ability of the Company and The Home Depot to satisfy the conditions to closing of the pending merger (including Company shareholder approval and regulatory approval) and timing of the process; the effect on the Company's business of the pending transaction, the strength of the construction market and the general economy, competition, delay in implementing operating systems, reliance on key personnel who may separate from the Company due to general attrition or due to additional uncertainties created by the pending merger, success in integrating and achieving expected profitability from acquired businesses, achieving enhanced profitability goals, fluctuating commodity prices, the Company's fixed cost structure, customer credit policies, unexpected product shortages, product purchasing and supply, overseas movement of manufacturing facilities, and other factors set forth from time to time in filings with the Securities and Exchange Commission. The forward-looking statements included in this news release are made only as of the date of this news release and under section 27A of the Securities Act and section 21E of the Exchange Act. Hughes Supply does not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

In connection with the proposed merger, Hughes Supply has filed a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by Hughes Supply at the Securities and Exchange Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Hughes Supply by directing such request to Hughes Supply, Attention: Investor Relations, telephone: (407) 822-2139.

Hughes Supply and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Hughes Supply's participants in the solicitation is set forth in Hughes Supply's preliminary proxy statement dated January 27, 2006, for its 2006 Special Meeting of Shareholders, relating to the merger.